UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 2, 2002


                                 @POS.COM, INC.
             (Exact name of registrant as specified in its charter)

                                     0-23152
                                     -------
                            (Commission File Number)

              Delaware                                 33-0253408
  ---------------------------------        ------------------------------------
    (State or other jurisdiction           (I.R.S. Employer Identification No.)
  of incorporation or organization)

              3051 North First Street, San Jose, California  95134
              ----------------------------------------------------
           (Address of Principal Executive Offices Including Zip Code)

       Registrant's telephone number, including area code: (408) 468-5400
                                                           --------------


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ITEM 5.     ACQUISITION OR DISPOSITION OF ASSETS

          On June 26, 2002 @pos.com, Inc. and Crossvue, Inc., a wholly owned subsidiary of @pos.com, executed an asset purchase agreement which contemplates the sale of substantially all of their respective assets to Hand Held Products, Inc., a Delaware corporation. The transaction is described in more detail in the press release and the Asset Purchase Agreement, copies of which are filed as exhibits hereto, and which information is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.
          10.1 Asset Purchase Agreement dated June 26, 2002 by and among the Registrant, Crossvue, Inc., a Delaware corporation, and Hand Held Products, Inc., a Delaware corporation.
          99.1 Press Release dated June 26, 2002, in connection with the acquisition announcement.


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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     @POS.COM,  INC.

Date:  July 2, 2002             By:  /s/  John Wood
                                    ---------------------------------------
                                     John  Wood,  Chief  Executive  Officer


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